2nd Quarter Earnings Highlights July 25, 2019

Forward-Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Michael C. Rechin President Chief Executive Officer

2nd Quarter 2019 Highlights Earnings Per Share of $ .83, a 3.8% Increase over 2Q2018 $41.1 Million of Net Income, a 3.6% Increase over 2Q2018 Total Assets of $10.7 Billion; Grew by 10.3% over 2Q2018 Annualized Organic Loan & Deposit Growth of 11.8% and 13.5%, respectively High Performance Measures 1.56% Return on Average Assets 11.10% Return on Average Equity 51.00% Efficiency Ratio 4

Mark K. Hardwick Executive Vice President Chief Financial Officer and Chief Operating Officer

Total Assets ($ in Millions) 2017 2018 Q1-’19 Q2-’19 1. Investments $1,561 $1,633 $1,863 $ 2,093 2. Loans 6,758 7,229 7,303 7,517 3. Allowance (75) (81) (81) (81) 4. Goodwill & Intangibles 477 470 468 467 5. BOLI 224 225 226 226 6. Other 422 409 432 516 7. Total Assets $9,367 $9,885 $10,211 $10,738 Annualized Asset Growth 5.5% 17.3% 1 1 Annualized from December 31, 2018 6

Loan Yield and Detail (as of June 30, 2019) QTD Yield = 5.32% Commercial Agricultural YTD Yield = 5.31% Construction Land & Agricultural Real Estate Land Public Land Development Production Total Loans = $7.5 Billion Non-Owner 3.1% Finance/Other 8.3% 1.1% Occupied Commercial 24.8% 6.1% Variable = $5.2 Billion Residential Fixed = $2.3 Billion Mortgage 13.3% Home Equity 7.3% LIBOR- Based 38% Other Prime- Consumer Based Commercial 1.3% 18% Real Estate Owner-Occupied 9.7% Commercial & Industrial 25.0% Fixed Rate Other 31% Variable Rates 13% 7

Investment Portfolio (as of June 30, 2019) Tax-Exempt Municipals Mortgage-Backed 47% Securities 29% $2.1 Billion Portfolio Modified duration of 4.9 years Tax equivalent yield of 3.35% Net unrealized gain of $55.5 Million Collateralized Mortgage Corporate U. S. Obligations Obligations Agencies 20% 1% 3% 8

Total Liabilities and Capital ($ in Millions) 2017 2018 Q1-’19 Q2-’19 1. Customer Non-Maturity Deposits $5,741 $6,268 $6,439 $ 6,668 2. Customer Time Deposits 1,051 1,241 1,375 1,450 3. Brokered Deposits 381 246 234 201 Total Deposits 7,173 7,755 8,048 8,319 4. Borrowings 701 538 481 659 5. Other Liabilities 57 51 92 124 6. Hybrid Capital 133 133 134 134 7. Common Equity 1,303 1,408 1,456 1,502 8. Total Liabilities and Capital $9,367 $9,885 $10,211 $10,738 9

Deposit Detail (as of June 30, 2019) QTD Cost = 1.32% Certificates & YTD Cost = 1.26% Time Deposits Certificates & >$100,000 Time Deposits Total = $8.3 Billion Savings 9% <$100,000 Deposits 9% Brokered 28% Deposits 2% Demand Deposits 52% 10

Retail Checking Account Migration Retail Demand and Interest Checking Account Trend $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $- 6/30/17 9/30/17 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 6/30/19 Demand Deposits Interest Checking Migrated approximately 150,000 accounts with $1 billion in balances from 22 consumer bank account types to 5 during 2017/2018 New suite of products provided more simplicity, transparency and rewards 4 of the 5 new account types are interest-bearing, paying less than 10 basis points The improved customer engagement increased fee revenue by 20% during that two-year period in exchange for minimal interest expense 11

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.71% 14.61% 14.56% 14.25% 14.01% 13.76% 13.81% 14.00% 13.69% 13.69% 13.00% 12.12% 11.98% 12.05% 12.00% 11.64% 11.21% 11.11% 11.03% 11.00% 11.04% 11.00% 10.14% 10.07% 9.97% 10.00% 9.68% 9.55% 9.39% 9.30% 9.32% 9.36% 9.00% 8.00% 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 12

Net Interest Margin Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Net Interest Income - FTE ($millions) $ 67.2 $ 78.9 $ 83.5 $ 82.5 $ 87.2 $ 89.2 $ 90.7 $ 87.8 $ 88.4 Fair Value Accretion $ 2.3 $ 3.2 $ 4.1 $ 3.2 $ 3.8 $ 3.2 $ 3.9 $ 2.3 $ 2.2 Tax Equivalent Yield on Earning Assets 4.44% 4.56% 4.67% 4.57% 4.74% 4.88% 4.97% 4.89% 4.86% Interest Expense/Average Earning Assets 0.49% 0.53% 0.57% 0.65% 0.75% 0.83% 0.93% 1.05% 1.15% Net Interest Margin 3.95% 4.03% 4.10% 3.92% 3.99% 4.05% 4.04% 3.84% 3.71% Fair Value Accretion Effect 0.14% 0.17% 0.20% 0.15% 0.18% 0.15% 0.17% 0.09% 0.09% $94 4.20% 4.10% 4.04% 4.03% 4.05% $90 3.99% 3.95% 3.92% 4.00% $86 3.84% $82 3.71% 3.80% $78 $74 3.60% $70 3.40% $66 $62 3.20% $58 $54 3.00% Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Net Interest Income - FTE ($millions) Net Interest Margin 13

Non-Interest Income ($ in Millions) 2017 2018 Q1-’19 Q2-’19 1. Service Charges on Deposit Accounts $ 18.7 $ 21.0 $ 5.1 $ 5.4 2. Wealth Management Fees 14.7 14.9 3.8 3.9 3. Card Payment Fees 16.1 18.0 4.8 4.9 4. Gains on Sales of Mortgage Loans 7.6 7.0 1.3 1.7 5. Derivative Hedge Fees 2.0 2.5 0.8 1.5 6. Other Customer Fees 1.7 1.9 0.5 0.3 7. Cash Surrender Value of Life Ins 6.6 4.2 1.0 0.9 8. Gains on Sales of Securities 2.6 4.3 1.1 1.9 9. Other 1.0 2.7 0.3 1.1 10. Total Non-Interest Income $71.0 $76.5 $18.7 $21.6 14

Non-Interest Expense ($ in Millions) 2017 2018 Q1-’19 Q2-’19 1. Salary & Benefits $119.8 $131.7 $ 33.0 $32.7 2. Premises & Equipment 30.1 32.7 8.7 8.6 3. Intangible Asset Amortization 5.6 6.7 1.5 1.5 4. Professional & Other Outside Services 12.8 8.2 1.9 2.4 5. OREO/Credit-Related Expense 1.9 1.5 1.2 0.9 6. FDIC Expense 2.6 2.9 0.7 0.7 7. Outside Data Processing 12.2 13.2 3.7 3.9 8. Marketing 3.7 4.7 1.1 2.7 9. Other 16.9 18.4 4.8 4.2 10. Total Non-Interest Expense $ 205.6 $ 220.0 $56.6 $57.6 15

Earnings ($ in Millions) 2017 2018 Q1-’19 Q2-’19 1. Net Interest Income $ 277.3 $ 338.8 $ 84.9 $85.3 2. Provision for Loan Losses (9.1) (7.2) (1.2) (0.5) 3. Net Interest Income after Provision 268.2 331.6 83.7 84.8 4. Non-Interest Income 71.0 76.5 18.7 21.6 5. Non-Interest Expense (205.6) (220.0) (56.6) (57.6) 6. Income before Income Taxes 133.6 188.1 45.8 48.8 7. Income Tax Expense (37.5) 1 (29.0) 2 (6.9) (7.7) 8. Net Income Avail. for Distribution $ 96.1 $ 159.1 $ 38.9 $41.1 9. EPS $ 2.12 3 $ 3.22 $ 0.78 $0.83 10. Efficiency Ratio 54.56% 50.21% 51.18% 51.00% 12017 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 22018 reflects $1.8 million net reduction to income tax expense resulting from an increase in Indiana state tax liability offset by the release of a valuation allowance on state deferred tax assets 3Acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.30 for 2017 16

Per Share Results 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 $ .83 $ .85 $ 3.22 2. Dividends $ .18 $ .22 $ .22 $ .22 $ .84 3. Tangible Book Value $17.14 $17.71 $18.16 $19.12 2019 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .78 $ .83 – – $ 1 .61 2. Dividends $ .22 $ .26 – – $ .48 3. Tangible Book Value $20.07 $21.01 17

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value .26 0.26 0.24 .22 $21.01 0.22 $19.12 0.20 .18 $16.96 0.18 $15.85 $14.68 .15 0.16 .14 $13.65 0.14 $12.17 $10.95 .11 0.12 $9.21 $9.64 0.10 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 2.74% Forward Dividend Yield Compound Annual Growth Rate of 10.19% Equals 29.8% Dividend Payout Ratio 18

John J. Martin Executive Vice President Chief Credit Officer

Loan Portfolio Trends Change Linked Quarter ($ in Millions) 2017 2018 Q1-'19 Q2-'19 $ % 1. Commercial & Industrial $ 1,494 $ 1,727 $ 1,789 $ 1,877 $ 88 4.9% 2. CRE Owner Occupied 700 725 714 726 12 1.7% 3. Construction, Land and 612 546 542 625 83 15.3% Land Development 4. CRE Non-Owner Occupied 1,618 1,865 1,888 1,865 (23) (1.2%) 5. Agricultural Production 122 92 80 83 3 3.8% 6. Agricultural Land 244 242 237 231 (6) (2.5%) 7. Public Finance/Other Commercial 397 433 428 464 36 8.4% 8. Total Commercial Loans 5,187 5,630 5,678 5,871 193 3.4% 9. Residential Mortgage 970 970 980 1,000 20 2.0% 10. Home Equity 514 528 536 548 12 2.2% 11. Other Consumer 87 101 109 98 (11) (10.1%) 12. Total Residential Mortgage and 1,571 1,599 1,625 1,646 21 1.3% Consumer Loans 13. Total Loans $ 6,758 $ 7,229 $ 7,303 $ 7,517 $ 214 2.9% Construction Concentration1 60% 50% 49% 56% Investment RE Concentration1 219% 221% 221% 223% 1As a % of Risk Based Capital 20

Asset Quality Summary Change ($ in Millions) Linked Quarter 186.12017 2018 Q1-'19 Q2-'19 $ % 1. Non-Accrual Loans $ 28.7 $ 26.1 $ 28.0 $ 25.6 $ (2.4) (8.6%) 2. Other Real Estate 10.4 2.2 1.9 1.1 (0.8) (42.1%) 3. Renegotiated Loans 1.0 1.1 0.7 0.7 - 0.0% 4. 90+ Days Delinquent Loans 0.9 1.9 0.1 0.2 0.1 100.0% 5. Total NPAs & 90+ Days Delinquent $ 41.0 $ 31.3 $ 30.7 $ 27.6 $ (3.1) (10.1%) 6. Total NPAs & 90+ Days/Loans & ORE 0.6% 0.4% 0.4% 0.4% 7. Classified Assets $153.1 $173.2 $169.6 $170.7 $ 1.1 0.6% 8. Specific Reserves $ 1.6 $ 1.9 $ 1.6 $ 2.3 $ 0.7 43.8% 21

Non-Performing Asset Reconciliation ($ in Millions) Q3-'18 Q4-'18 Q1-'19 Q2-'19 1. Beginning Balance NPAs & 90+ Days Delinquent $ 29.9 $ 30.3 $ 31.3 $ 30.7 Non-Accrual 2. Add: New Non-Accruals 4.6 12.1 5.2 1.6 3. Less: To Accrual/Payoff/Renegotiated (2.5) (5.4) (1.2) (2.5) 4. Less: To OREO (0.1) (0.3) (0.2) 0.0 5. Less: Charge-offs (1.7) (0.7) (1.9) (1.5) 6. Increase / (Decrease): Non-Accrual Loans 0.3 5.7 1.9 (2.4) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.1 0.3 0.2 0.0 8. Less: ORE Sold (0.2) (6.8) (0.2) (0.5) 9. Less: ORE Losses (write-downs) (0.1) (0.2) (0.3) (0.3) 10. Increase / (Decrease): ORE (0.2) (6.7) (0.3) (0.8) 11. Increase / (Decrease): 90+ Days Delinquent (0.1) 1.8 (1.8) 0.1 12. Increase / (Decrease): Renegotiated Loans 0.4 0.2 (0.4) 0.0 13. Total NPAs & 90+ Days Delinquent Change 0.4 1.0 (0.6) (3.1) 14. Ending Balance NPAs & 90+ Days Delinquent $ 30.3 $ 31.3 $ 30.7 $ 27.6 22

ALLL and Fair Value Summary ($ in Millions) Q3-'18 Q4-'18 Q1-'19 Q2-'19 1. Beginning Allowance for Loan Losses (ALLL) $ 77.5 $ 78.4 $ 80.6 $ 80.9 2. Less: Net Charge-offs (Recoveries) 0.5 (0.5) 0.9 0.1 3. Add: Provision Expense 1.4 1.7 1.2 0.5 4. Ending Allowance for Loan Losses (ALLL) $ 78.4 $ 80.6 $ 80.9 $ 81.3 5. ALLL/Non-Accrual Loans 383.9% 308.1% 289.5% 317.0% 6. ALLL/Non-Purchased Loans 1.28% 1.26% 1.24% 1.19% 7. ALLL/Loans 1.11% 1.11% 1.11% 1.08% 8. Fair Value Adjustment (FVA) $ 33.9 $ 30.0 $ 27.8 $ 25.6 9. Total ALLL plus FVA 112.3 110.6 108.7 106.8 10. Purchased Loans plus FVA 979.2 874.3 809.9 732.5 11. FVA/Purchased Loans plus FVA 3.46% 3.44% 3.43% 3.49% 23

Portfolio Summary 2nd quarter loans increased 3%, or 12% annualized led by growth in Construction and C&I loans. Non-Accrual loans and ORE decreased $2.4 and $.8 million this quarter. Asset Quality remained healthy with NPAs & 90+ days at .4% of loans. Net charge-offs were $.1 million with gross charge-offs of $1.5 million and recoveries of $1.4 million. Provision expense of $.5 million supporting loan growth and reflecting continued improvement in credit quality. ALLL to total loans and non-purchased loans was 1.08% and 1.19%, respectively. 24

Michael C. Rechin President Chief Executive Officer

Strategy and Tactics Overview Looking Forward… Continue organic growth protocol. Manage market presence, core banking business margin and fee generation. Optimize our retail and commercial deposit strategy . . . products and pricing Leverage balance sheet muscle . . . Liquidity, Capital, Credit Implement revised integration schedule and marketing plan for Michigan entry Enhance company-wide Corporate Social Responsibility playbook 26

First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME Additional information can be found at www.firstmerchants.com Investor Inquiries: Nicole Weaver, Investor Relations 765.521.7619 nweaver@firstmerchants.com 27

Appendix

Appendix – Non-GAAP Reconciliation 29

Appendix – Non-GAAP Reconciliation 30

Appendix – Non-GAAP Reconciliation 31

Appendix – Non-GAPP Reconciliation 32